UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

Altair Engineering Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38263	38-2591828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 E. Big Beaver Road Troy, Michigan	48083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 614-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	ALTR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

In June 2019, Altair Engineering Inc., a Delaware corporation (the “Company”), issued $230,000,000 aggregate principal amount of 0.250% Convertible Senior Notes maturing on June 1, 2024 (the “Notes”). The Notes were issued pursuant to a Registration Statement on Form S-3 (File No. 333-231948) and a related prospectus, together with the related prospectus supplement for the underwritten public offering of the Notes, filed with the Securities and Exchange Commission. As of December 31, 2023, Notes with an aggregate principal amount of $81,729,000 remained outstanding

During the period from December 1, 2023 through the close of business on May 31, 2024 (the “Conversion Period”), the outstanding Notes were convertible at the election of the holders in accordance with the terms of the Indenture (as defined herein). During the Conversion Period, Notes with an aggregate principal amount of $81,717,000 were converted. Under the terms of the Base Indenture, dated June 10, 2019, as supplemented by the First Supplemental Indenture, dated June 10, 2019 (as so supplemented, the “Indenture”), relating to the issuance by the Company of the Notes, the Notes so converted were converted into a combination of cash and shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Conversion Shares”). For each $1,000 principal amount of Notes converted, the Company paid cash in the amount of $1,000 and issued 9.75 Conversion Shares (rounded down on a holder by holder basis), calculated on the basis of the trading history of the Company’s Class A Common Stock during a 50 consecutive trading day observation period ended on May 30, 2024. The final settlement in respect of the converted Notes, effected on June 3, 2024, consisted of (i) a cash payment by the Company of $81,717,564.68 and (ii) the issuance by the Company of 796,817 Conversion Shares to converting holders of the Notes, together with a cash payment of interest on the converted Notes for the applicable interest period. The issuance of the Conversion Shares was made in exchange for the converted Notes pursuant to an exemption from the registration requirements of the Securities Act provided by Section 3(a)(9) under the Securities Act.

Outstanding Notes in the aggregate principal amount of $12,000 were not converted during the Conversion Period and matured on June 1, 2024. The principal amount of such unconverted Notes, together with interest for the applicable period, was paid by the Company on June 3, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTAIR ENGINEERING INC.

Dated: June 4, 2024	By:	/s/ Matthew Brown
	Name:	Matthew Brown
	Title:	Chief Financial Officer